Exhibit 1.1

6,250,000 Shares of Common Stock

HEELYS, INC.

UNDERWRITING AGREEMENT

December [    ], 2006

BEAR, STEARNS & CO. INC.
383 Madison Avenue
New York, New York 10179

WACHOVIA CAPITAL MARKETS, LLC
375 Park Avenue
New York, New York 10152

Ladies/Gentlemen:

        Heelys, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 3,125,000 shares (the "Company Shares") of its common stock, par value $0.001 per share (the "Common Stock"). The stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders"), severally and not jointly, propose to sell to the Underwriters an aggregate of 3,125,000 shares of Common Stock (the "Selling Stockholders' Shares" and, together with the Company Shares, the "Firm Shares"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Selling Stockholders also propose to sell to the Underwriters up to an additional 937,500 shares of Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." Bear, Stearns & Co. Inc. ("Bear Stearns") and Wachovia Capital Markets, LLC ("Wachovia") are acting as lead managers (the "Lead Managers") in connection with the offering and sale of the Shares contemplated herein (the "Offering").

        The Company also proposes, subject to the terms of this agreement (this "Agreement"), the applicable rules, regulations and interpretations of the NASD (as defined below) and all other applicable laws, rules and regulations, that up to 5% of the Firm Shares (the "Directed Shares") shall be reserved for sale by the Underwriters to certain officers, directors, employees and other persons designated by the Company ("Directed Share Purchasers"). To the extent that sales of Directed Shares are not orally confirmed for purchase by Directed Share Purchasers by 8 a.m. (Eastern) on the first trading day after the date of this Agreement, the Directed Shares will be offered to the public as part of the Offering.

        The Company and the Selling Stockholders hereby confirm their engagement of Bear Stearns, and Bear Stearns hereby confirms its agreement with the Company and the Selling Stockholders to render services as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD with respect to the Offering. Bear Stearns, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU."

        1.     Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)   The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Shares, on Form S-1 (No. 333-137046) (the initial filing and all pre-effective amendments thereto collectively being referred to as the "Initial Registration Statement"); and the Initial Registration Statement, and any post-effective amendment thereto, each in the form previously delivered to you, have been declared effective by the Commission, in such form. Other than a registration statement, if any, increasing the size of the Offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act, which will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission. The various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5.A(a) hereof and deemed by virtue of Rule 430A, 430B or 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective under the Securities Act with respect to the Underwriters, as amended at the time such part of the Initial Registration Statement or Rule 462(b) Registration Statement, if any, became or hereafter becomes effective under the Securities Act with respect to the Underwriters, are hereafter collectively referred to as the "Registration Statement." No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, and to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

        The prospectus relating to the Shares, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act, is hereafter referred to as the "Prospectus." Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereafter referred to as a "Preliminary Prospectus"; and the Preliminary Prospectus included in the Registration Statement immediately prior to the Applicable Time (as defined below), is hereafter referred to as the "Pricing Prospectus." Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Shares is hereafter referred to as an "Issuer Free Writing Prospectus"; and the Pricing Prospectus, as supplemented by the public offering price of the Shares, the number of Shares to be sold in the Offering and the Issuer Free Writing Prospectuses, if any, attached and listed in Annex III hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any wrapper or supplement thereto prepared in connection with the distribution of Directed Shares in any jurisdiction.

        The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated hereby.

        All references in this Agreement to the Registration Statement, any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System.

          (b)   The Registration Statement complies and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will comply, as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and do not and will not, in each case (i) as of the applicable effective date, as to each part of the Registration Statement contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) as of the applicable filing date as to the Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty in this Section 1(b) shall not apply to any information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 17 hereof.

          (c)   No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied as to form in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty in this Section 1(c) shall not apply to any information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 17 hereof.

          (d)   For purposes of this Agreement, the "Applicable Time" is [    :    ] p.m. (Eastern) on the date of this Agreement. The Pricing Disclosure Package, as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any (each as hereinafter defined), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus not listed in Annex III hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and the Additional Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this Section 1(d) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein. The parties hereto agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 17 hereof.

          (e)   Deloitte & Touche LLP, who have certified the financial statements and supporting schedules and information of the Company and its Subsidiaries (as defined below) that are included in the Registration Statement, the Pricing Prospectus or the Prospectus and whose reports appear in the Registration Statement, the Pricing Prospectus or the Prospectus are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

          (f)    Subsequent to the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as disclosed in the Pricing Prospectus, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its capital stock, (ii) there has not been any material change in the capital stock or long-term or short-term debt of the Company or any of its subsidiaries listed in Exhibit A hereto (each, a "Subsidiary" and, collectively, the "Subsidiaries"), (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development that would reasonably be expected to result in a material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change"). Since the date of the latest balance sheet included in the Registration Statement and the Pricing Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectus.

          (g)   The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance in all material respects with all state, federal and foreign securities laws applicable to the Company and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable (regarding partnership interests, however, subject to the applicable limited partnership law and the limited partnership agreement) and are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien"), except as imposed by applicable securities laws.

          (h)   The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as those terms are hereinafter defined), have been duly and validly authorized and, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance in all material respects with all state, federal and foreign securities laws applicable to the Company and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. Except as disclosed in the Pricing Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. Except as disclosed in the Pricing Prospectus, no holder of any Relevant Security has any rights to require registration under the Securities Act of any Relevant Security in connection with the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof with respect to the Offering.

          (i)    The Subsidiaries are the only "subsidiaries" of the Company (within the meaning of Rule 405 under the Securities Act). Each of the Company and each Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. The Company and each Subsidiary is duly qualified or registered to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or registered or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement or the Pricing Prospectus (a "Material Adverse Effect").

          (j)    Each of the Company and each Subsidiary has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted, as disclosed in the Registration Statement and the Pricing Prospectus, and each such Consent is valid and in full force and effect, except, in the case of each of the representations and warranties in this Section 1(j) as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

          (k)   This Agreement has been duly and validly authorized, executed and delivered by the Company.

          (l)    The issue and sale of the Shares hereunder, the compliance by the Company with its obligations under this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound, except for any such conflict, breach, violation, default or Lien that would not reasonably be expected to have a Material Adverse Effect, or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, except for any such violation or conflict that would not reasonably be expected to have a Material Adverse Effect.

          (m)  No Consent is required for the Company's execution, delivery and performance of this Agreement or its consummation of the transactions contemplated by this Agreement, except (i) the registration under the Securities Act of the Shares and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect (provided that a filing with the Commission pursuant to Rule 424(b) may be made after the date of this Agreement so long as it is made within the time period specified in the applicable provision of that rule), and (ii) for any Consent the absence of which would not reasonably be expected to have a Material Adverse Effect.

          (n)   Except as disclosed in the Registration Statement and the Pricing Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such pending proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

          (o)   The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; except as otherwise stated in the Registration Statement and the Pricing Prospectus, those financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement or the Pricing Prospectus by the Securities Act or the Rules and Regulations. The other financial and statistical information included in the Registration Statement and the Pricing Prospectus present fairly, in all material respects, the information included therein and have been derived from, or prepared on a basis consistent with that of, the financial statements that are included in the Registration Statement and the Pricing Prospectus and the books and records of the respective entities presented therein.

          (p)   The statistical, industry-related and market-related data included in the Registration Statement and the Pricing Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, in all material respects.

          (q)   The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act. The shares of Common Stock have been approved for quotation, upon notice of issuance, on The Nasdaq National Market ("Nasdaq"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

          (r)   The Company and its Subsidiaries maintain a system of internal accounting and other controls ("internal accounting controls") sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to provide reasonable assurance regarding the reliability of financial reporting and to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s)   The Company is not aware of any material weaknesses in its internal accounting controls other than as disclosed in the Registration Statement and the Pricing Prospectus. Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company's internal accounting controls that has materially affected, or is reasonably likely to materially affect, the Company's internal accounting controls.

          (t)    The Company maintains disclosure controls and procedures that have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

          (u)   The Company and each of its directors and officers is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including, without limitation, Section 402 related to loans and the Company and its directors and officers are actively taking steps to ensure that they will comply with Sections 302 and 906 of the Sarbanes-Oxley Act related to certifications when those certifications are first required to be given.

          (v)   Neither the Company nor, to the Company's knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

          (w)  Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Shares pursuant to the Registration Statement.

          (x)   The statements set forth in the Pricing Prospectus and Prospectus under the caption "Description of Capital Stock", insofar as it purports to constitute a summary of the terms of the Common Stock, and under the captions "Shares Eligible for Future Sale" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects.

          (y)   The Company is not and, at all times up to and including consummation of the transaction contemplated by this Agreement, after giving effect to application of the net proceeds of the Offering as described in the Pricing Prospectus, will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

          (z)   Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement and, to the Company's knowledge, there are no arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates relating to the Underwriters' compensation or compensation paid to a member of the NASD or any affiliate of, or person "associated with," a member of the NASD (as such terms are used in the rules and regulations of the NASD ("NASD Rules and Regulations")) that have not been disclosed to the Underwriters or their counsel.

          (aa) The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Pricing Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Pricing Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property (excluding any of its Intellectual Property, as defined below) or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

          (bb) Except as described or referred to in the Pricing Prospectus, the Company and each Subsidiary (i) owns or possesses the right to use all patents, patent applications, trademarks, service marks, domain names, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (collectively, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as presently conducted and as described in the Pricing Prospectus, except only for any such failure to own or possess a right that would not reasonably be expected to have a Material Adverse Effect, and (ii) have not received any notice of infringement of or conflict with asserted rights of others with respect to any rights to Intellectual Property that, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented but is intended to be confidential has been kept confidential. Except as described or referred to in the Pricing Prospectus, neither the Company nor any Subsidiary has granted, licensed or assigned to any other person or entity any material right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Subsidiaries or those products and services described in the Pricing Prospectus. Except as described or referred to in the Pricing Prospectus, except as would not reasonably be expected to have a Material Adverse Effect, (A) there is no infringement by third parties of any such Intellectual Property, (B) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company has no knowledge of any facts which would form a reasonable basis for any such claim, and (C) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company has no knowledge of any other fact which would form a reasonable basis for any such claim.

          (cc) The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

          (dd) Each of the Company and each Subsidiary has accurately prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except in any case in which the failure to so accurately prepare or timely file or to so pay or make provision for payment would not reasonably be expected to have a Material Adverse Effect. No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary' federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any material assessments and related liabilities for any such period, and since the year ended December 31, 2005, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

          (ee) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

          (ff)  No "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan" (as defined in Section 3(2) of ERISA); and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has been established in the form of a volume submitter document for which the sponsor has received an opinion letter from the Internal Revenue Service with respect to the tax-qualified status of the form of the plan, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

          (gg) There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials ("Hazardous Substances") by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary (collectively, "Related Property"), which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any Related Property or into the environment surrounding any Related Property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary. No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law. Neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law.

          (hh) None of the Company, any Subsidiary or, to the Company's knowledge, any of its employees or agents, acting on behalf of the Company or any Subsidiary has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof. The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws"), except where the failure to comply, in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (ii)   Neither the Company nor any Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other currently effective organizational or constituent documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of each of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

          (jj)   The Company has complied in all material respects with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus. The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectus, the Prospectus, and any Issuer Free Writing Prospectus set forth on Annex III hereto, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares, except for any Issuer Free Writing Prospectus set forth in Annex III hereto and any electronic road show previously approved by the Lead Managers.

          (kk) The Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, in all material respects with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders of foreign jurisdictions in which Directed Shares are offered or the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, may be distributed in connection with the offering of Directed Shares therein; and no consent of, from or with any judicial, regulatory or other legal or governmental agency or body, other than such as have been obtained, is necessary under any such law, rule, regulation, ordinance, directive, judgment, decree or order of such foreign jurisdictions.

          (ll)   The Company has not offered, or caused the Underwriters to offer, Directed Shares to any person with the intention of unlawfully influencing (i) a customer or supplier of the Company or any Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Subsidiary or (ii) a trade journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products.

        Any certificate signed by or on behalf of the Company and delivered to the Lead Managers or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        2.     Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

          (a)   Such Selling Stockholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. To the extent applicable (because such Selling Stockholder is an entity), this Agreement and the transactions contemplated by this Agreement have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by such Selling Stockholder.

          (b)   Such Selling Stockholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the forms of Exhibits B and C hereto (such Selling Stockholder's "Custody Agreement" and "Power of Attorney," respectively), to perform its obligations thereunder and to consummate the transactions contemplated thereby. To the extent applicable (because such Selling Stockholder is an entity), the Custody Agreement and Power of Attorney and the transactions contemplated thereby have been duly and validly authorized by such Selling Stockholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding obligation of such Selling Stockholder, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Stockholder's Custody Agreement and Power of Attorney, duly signed by Patrick F. Hamner and Michael W. Hessong, as custodians (in such capacity, the "Custodian") and as such Selling Stockholders' attorneys-in-fact (in such capacity, the "Attorneys-In-Fact"), have been delivered to the Company and the Lead Managers on or prior to the date of this Agreement.

          (c)   Such Selling Stockholder agrees that the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of such Selling Stockholder, by operation of law or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Stockholder before the delivery of the Selling Stockholders' Shares and Additional Shares, if any, to be sold by a Selling Stockholder hereunder, the documents evidencing the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

          (d)   Such Selling Stockholder has, and on the Closing Date and any Additional Closing Date, will have, good and valid title to and is the lawful owner of the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder hereunder, and upon sale and delivery of, and payment of the consideration for the Selling Stockholders' Shares and Additional Shares, if any, to be sold by such Selling Stockholder as provided in this Agreement and the crediting of such Selling Stockholders' Shares and Additional Shares, if any, to the "security account" or "security accounts" (as defined in Section 8-501(a) of the Uniform Commercial Code of the State of New York (the "UCC")) of the Underwriters maintained with The Depository Trust Company ("DTC"), each of the Underwriters will become the legal owner of the Selling Stockholders' Shares and Additional Shares, if any, purchased by it from such Selling Stockholder, free and clear of all Liens. Certificates for all of such Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters as required under this Agreement.

          (e)   No Consent is required for the execution, delivery and performance by such Selling Stockholder of this Agreement or its Custody Agreement and Power of Attorney, or the consummation by such Selling Stockholder of the transactions contemplated herein or therein, except (i) such as have been obtained under the Securities Act (provided that a filing with the Commission pursuant to Rule 424(b) may be made after the date of this Agreement so long as it is made within the time period specified in the applicable provision of that rule) and such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, and the NASD or NASD Rules and Regulations in connection with the purchase and distribution of such Selling Stockholder's Shares and such Selling Stockholder's Additional Shares, if any, by the Underwriters, and (ii) for any Consent the absence of which would not reasonably be expected to have a Material Adverse Effect.

          (f)    The execution, delivery and performance of this Agreement by such Selling Stockholder and the execution, delivery and performance of the Power of Attorney and the Custody Agreement by such Selling Stockholder, and the consummation of any of the other transactions contemplated herein and therein by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will not (A) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of such Selling Stockholder pursuant to, any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, or to which any of the property or assets of such Selling Stockholder is subject, or (B) if such Selling Stockholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of such Selling Stockholder or (C) result in any violation or breach of any judgment, order, decree, statute, rule or regulation applicable to such Selling Stockholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Stockholder, except (in the case of clauses (A) and (C) above) as would not reasonably be expected to have a Material Adverse Effect.

          (g)   Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Firm Shares and the Additional Shares, except for such rights as have been waived or which are described in the Registration Statement and the Pricing Prospectus (and which have been complied with).

          (h)   Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Pricing Prospectus.

          (i)    Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the Offering and, to such Selling Stockholder's knowledge, there are no arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates relating to the Underwriters' compensation or compensation paid to a member of the NASD or any affiliate of, or person "associated with," a member of the NASD, as such terms are used in the NASD Rules and Regulations) that have not been disclosed to the Underwriters or their counsel.

          (j)    The information under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholder (i) in the Registration Statement, did not, when it became effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) in the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any further amendments or supplements thereto, when they were or are filed with the Commission, as the case may be, did not and will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event there is any change in the information under the caption "Principal and Selling

  Stockholders" which specifically relates to such Selling Stockholder from the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, such Selling Stockholder will immediately notify the Underwriters of such change. Such Selling Stockholder has reviewed and is familiar with the Registration Statement, the Pricing Prospectus and the Prospectus and (i) each Executive Selling Stockholder named in Schedule III hereto has no knowledge of any material adverse information with regard to the Company or the Subsidiaries which is not disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus and (ii) each Selling Stockholder is not prompted to sell the Selling Stockholders' Shares and the Additional Shares, if any, to be sold by the Selling Stockholder by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement, the Pricing Prospectus and the Prospectus.

          (k)   Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Firm Shares or Additional Shares, if any.

          (l)    Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Firm Shares and the Additional Shares, if any, by such Selling Stockholder other than the Pricing Prospectus, the Prospectus or the Registration Statement.

          (m)  The representations and warranties of such Selling Stockholder in its Custody Agreement and Power of Attorney are, and on the Closing Date and Additional Closing Date, if any, will be, true and correct in all material respects.

        Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

        3.     Purchase, Sale and Delivery of the Shares.

          (a)   On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees and each Selling Stockholder, severally and not jointly, agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price per share of $[            ], the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b)   Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made at the office of Latham & Watkins LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by the Lead Managers and the Company, at 10:00 A.M., New York City time, on [                        ], 2006, or such other time and date as the Underwriters and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Date").

          (c)   Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed in writing by the Company and the Custodian (pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement), as the case may be, upon delivery of certificates for the Firm Shares to the Lead Managers through the facilities of DTC for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Selling Stockholders' Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under such Selling Stockholder's Custody Agreement and Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as the Lead Managers may request. The Company and the Custodian will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

          (d)   In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholders listed on Schedule I hereto as selling Additional Shares hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to 937,500 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, the respective numbers of Additional Shares obtained by multiplying the number of Additional Shares specified in such notice by a fraction the numerator of which is, in the case of each Selling Stockholder selling Additional Shares, the number of Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto and the denominator of which is the total or maximum number of Additional Shares (subject to adjustment by the Lead Managers to eliminate fractions), for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time or from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Managers to the Company and the Selling Stockholders. If the option is exercised in part, the Selling Stockholders will sell the amount that is proportional to the total number of Additional Shares listed on Schedule I. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Managers, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised. Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Selling Stockholders the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

          (e)   Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by the Lead Managers and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by the Lead Managers and the Company.

          (f)    Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed in writing by the Custodian (pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement) upon delivery of certificates for the Additional Shares to the Underwriters through the facilities of DTC for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Additional Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder with the Custodian under such Selling Stockholder's Custody Agreement and Power of Attorney. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as the Lead Managers may request. The Custodian will permit the Lead Managers to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

          (g)   The Company and the Selling Stockholders acknowledge and agree that (i) the terms of this Agreement and the Offering (including the price of the Shares) were negotiated at arm's length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created as a result of any of the transactions contemplated by this Agreement or the process leading to such transactions, irrespective of whether any Underwriter has advised or is advising the Company or any Selling Stockholder on other matters, (iii) the Underwriters' obligations to the Company and the Selling Stockholders in respect of the Offering are set forth in this Agreement in their entirety and (iv) they have obtained such legal, tax, accounting and other advice as they deem appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and they are not relying on the Underwriters with respect to any such matters.

        4.     Offering. Upon authorization of the release of the Shares by the Lead Managers, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

        5.     Covenants of the Company, the Selling Stockholders and the Underwriters.

        A.    The Company covenants and agrees with each of the Underwriters that:

          (a)   The Company shall prepare the Prospectus in a form approved by the Lead Managers and file such Prospectus pursuant to, and within the time period specified in, Rule 424(b) and Rule 430A or 430C, as applicable, under the Securities Act; prior to the last date on which an Additional Closing Date, if any, may occur, the Company shall file no further amendment to the Registration Statement or amendment or supplement to the Prospectus to which the Lead Managers shall object in writing after being furnished in advance a copy thereof and given a reasonable opportunity to review and comment thereon; the Company shall notify the Lead Managers promptly (and, if requested by the Lead Managers, confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the

  Prospectus, including but not limited to, under Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefor, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

          (b)   If at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), as the case may be, to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the Prospectus or the Registration Statement, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Lead Managers) which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

          (c)   The Company will not, without the prior consent of the Lead Managers, (i) make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except for each Issuer Free Writing Prospectus, if any, set forth in Annex III hereto and any electronic road show which have already been approved by the Lead Managers, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering or the Shares. If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as then amended or supplemented or would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Lead Managers promptly and, if requested by the Lead Managers, prepare and furnish without charge to each Underwriter an appropriate amendment or supplement (in form and substance satisfactory to the Lead Managers) that will correct such statement, omission or conflict or effect such compliance.

          (d)   The Company has complied, and will comply, in all material respects with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus; and the Company has caused there to be made available at least one version of a "bona fide electronic road show" (as defined in Rule 433 under the Securities Act) in a manner that permits the Company to avoid the requirement, pursuant to Rule 433(d) under the Securities Act, to file with the Commission any road show.

          (e)   The Company will promptly deliver to the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. So long as a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with sales by any Underwriter or dealer, the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

          (f)    Promptly from time to time, the Company will use its best efforts, in cooperation with the Lead Managers, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as the Lead Managers may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation in respect of transacting or doing business in any jurisdiction in which it is not otherwise so subject.

          (g)   The Company will make generally available to its security holders as soon as practicable, but in any event not later than the Availability Date (as defined below), an earnings statement of the Company and the Subsidiaries (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) which complies with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158). For the purposes of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such effective date, except that if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (h)   During the period of 180 days from the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of the Lead Managers, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any public announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder) with respect to any Relevant Security and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain a lock-up agreement in substantially the form of Annex IV hereto of each of its officers and directors and its stockholders listed on Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, except that this covenant shall not prohibit or restrict the offers and sales of Shares as contemplated by this Agreement and the Company's issuance of Common Stock upon (A) the exercise of currently outstanding options and (B) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans or purchase plan in effect on the date hereof, each as described in the Registration Statement and the Pricing Prospectus. During the Lock-Up Period, the Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans, without the prior written consent of the Lead Managers.

        Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Managers waive, in writing, such extension. The Company will provide the Lead Managers, each officer and director of the Company and each stockholder listed on Schedule II attached hereto with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

          (i)    During the period of five years from the effective date of the Registration Statement, the Company will furnish to the Lead Managers, unless otherwise publicly available in electronic format on the website of the Company or the Commission copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

          (j)    The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Pricing Prospectus.

          (k)   The Company will use its best efforts to maintain the listing of the Shares on Nasdaq.

          (l)    If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462 by 10:00 p.m. (Eastern time), on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

          (m)  The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

          (n)   The Company has complied and will comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

        B.    Each of the Selling Stockholders covenants and agrees with the Underwriters to:

          (a)   deliver to the Underwriters prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person);

          (b)   promptly notify the Company and the Underwriters if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Underwriters, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Pricing Disclosure Package (prior to the availability of the Prospectus) or the Prospectus, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that each Selling Stockholder who is not an Executive Selling Stockholder is responsible only for information under the caption "Principal and Selling Stockholders" which relates to such Selling Stockholder.

          (c)   cooperate to the extent reasonably necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and the Additional Closing Date, if any, and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;

          (d)   such Selling Stockholder has not, prior to the execution of this Agreement, distributed any "prospectus" (within the meaning of the Securities Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the Pricing Prospectus, and will not, at any time on or after the execution of this Agreement, distribute any "prospectus" (within the meaning of the Securities Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Prospectus;

          (e)   such Selling Stockholder has not, prior to the execution of this Agreement and without the prior consent of the Lead Managers, made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act; and

          (f)    deliver to the Lead Managers on or prior to the date of this Agreement a lock-up agreement in substantially the form referenced in Section 7(h) hereof.

        C.    Each Underwriter, severally and not jointly, covenants and agrees with the Company that such Underwriter will not use or refer to any "free writing prospectus" (as defined in Rule 405 under the Securities Act) without the prior written consent of the Company if such Underwriter's use of or reference to such "free writing prospectus" would require the Company to file with the Commission any "issuer information" (as defined in Rule 433 under the Securities Act).

        6.     Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 5.A(f) hereof and any offering of Directed Shares outside the United States, including the fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the Shares on Nasdaq; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) the fees and expenses of the QIU; (ix) the fees of the Custodian and other fees and expenses related to the offering of Shares by the Selling Stockholders and (x) any stock transfer taxes incurred in connection with this Agreement or the Offering, other than those to be paid by the Selling Stockholders pursuant to this Agreement. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section 6, and Sections 8, 9 and 13(d) hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them.

        7.     Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, if any, as provided herein shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares, if any), to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder, and to each of the following additional conditions:

          (a)   The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5.A(a) hereof, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto; no stop order suspending or preventing the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus or the Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to the Lead Managers' reasonable satisfaction; if the Company has elected to rely on Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. (Washington, D.C. time) on the date of this Agreement; and all necessary regulatory or stock exchange approvals shall have been received.

          (b)   At the Closing Date the Lead Managers, on behalf of all the Underwriters, shall have received (i) the written opinion of Gardere Wynne Sewell LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, to the effect set forth in Annex I hereto; and (ii) the written opinion of Gardere Wynne Sewell LLP, counsel for all the Selling Stockholders, except for Capital Southwest Venture Corporation and Roger R. Adams, unless otherwise specified in Annex II(a) hereto dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, to the effect set forth in Annex II(a) hereto; the written opinion of Locke Liddell & Sapp LLP, counsel to the Selling Stockholder Capital Southwest Venture Corporation, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, to the effect set forth in Annex II(b) hereto; and the written opinion of Morton PLLC, counsel to the Selling Stockholder Roger R. Adams, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, to the effect set forth in Annex II(c) hereto.

          (c)   At the Closing Date, the Lead Managers shall have received the written opinion of Underwriters' Counsel dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Lead Managers, with respect to the issuance and sale of the Shares, the Registration Statement, the Pricing Disclosure Package, the Prospectus and such other matters as the Lead Managers may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (d)   At the Closing Date, the Lead Managers shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date and in form and substance satisfactory to the Lead Managers, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date, as to the matters set forth in subsections (a), (f) and (g) of this Section 7 and as to such other matters as the Lead Managers may reasonably request.

          (e)   On the date of the Prospectus at a time prior to execution of this Agreement and at the Closing Date, the Lead Managers on behalf of all of the Underwriters shall have received a comfort letter, from Deloitte & Touche LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

          (f)    Neither the Company nor any Subsidiary shall have sustained, since the date of the latest audited financial statements included in the Pricing Prospectus, any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, other than as set forth in the Pricing Prospectus (exclusive of any supplement thereto); and subsequent to the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto subsequent to the date hereof) and the Pricing Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term or short-term debt of the Company or any Subsidiary or any change or any development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, general affairs, management, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Pricing Prospectus (exclusive of any such supplement).

          (g)   On or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or the Company's financial strength or claims paying ability.

          (h)   The Lead Managers on behalf of all of the Underwriters shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and each stockholder listed on Schedule II hereto, in each case substantially in the form attached hereto as Annex IV.

          (i)    At the Closing Date, the Shares shall have been approved for quotation on Nasdaq upon notice of issuance.

          (j)    At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements for the Offering.

          (k)   At the Closing Date, you shall have received a certificate of an authorized representative of each of the Selling Stockholders, dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate and that such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

          (l)    On or prior to the Closing Date, you shall have received a properly completed and executed United States Treasury Department Form W-8 or Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof), as appropriate, from each Selling Stockholder.

          (m)  The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

        If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Lead Managers on behalf of all of the Underwriters or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Lead Managers and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Managers at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares, if any, may be cancelled by the Lead Managers at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing. The Lead Managers may in their sole discretion waive on behalf of the Underwriters compliance with any of the conditions to the obligations of the Underwriters hereunder.

        8.     Indemnification.

          (a)   The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement, as originally filed or any amendment thereof, or in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or (B) in any other materials or information provided to investors by, or with the approval of, the Company in connection with the Offering, including in any "road show" (as defined in Rule 433 under the Securities Act) for the Offering ("Marketing Materials"), (ii) the omission or alleged omission to state (A) in the Registration Statement, as originally filed or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or in any Issuer Free Writing Prospectus, or in any "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or in any Marketing Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus, the Pricing Disclosure Package or Preliminary Prospectus, not misleading; provided, however, that the Company will not be liable, in any such case described above in this Section 8(a), to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Managers expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 17 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

          (b)   Each Selling Stockholder shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to such Selling Stockholder contained in the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact relating to such Selling Stockholder required to be stated therein or necessary to make (i) the statements in the Registration Statement, as originally filed or any amendment thereof, not misleading, or (ii) the statements in any Preliminary Prospectus, the Pricing Disclosure Package, or the Prospectus, or any supplement thereto or amendment thereof, in light of the circumstances under which they were made, not misleading; provided, however, that (x) such Selling Stockholder will be liable, in any such case described above in this Section 8(b), to the extent but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder expressly for use in any of such documents, and (y) in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount but before deducting other expenses) applicable to the Shares sold by such Selling Stockholder pursuant to the transactions contemplated hereby. This indemnity agreement will be in addition to any liability that any Selling Stockholder may otherwise have including under this Agreement.

          (c)   Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, each of the Selling Stockholders and each other person, if any, who controls the Company or any Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Managers specifically for use therein;

  provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Managers consists solely of the material referred to in Section 17 hereof.

          (d)   In connection with the offer and sale of Directed Shares the Company agrees promptly upon receipt of written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of (i) the violation of any applicable laws or regulations of any foreign jurisdictions where Directed Shares have been offered or (ii) the failure of any Directed Share Purchaser, who makes an oral agreement, properly confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offer price, to pay for and accept delivery of the Directed Shares. Under no circumstances will the Lead Managers or any Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in connection with the Directed Shares or any transaction effected with any Directed Share Purchaser, except to the extent found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Lead Managers or such Underwriter, as the case may be.

          (e)   In addition to and without limitation of the Company's obligation to indemnify the QIU as an underwriter pursuant to Section 8(a) above, the Company also agrees to indemnify and hold harmless the QIU and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred as a result of the QIU's participation in the Offering as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, but not limited to, other liability under this Agreement, but this indemnity agreement does not address or duplicate any of the matters covered in Section 8(a), which the QIU agrees shall apply in accordance with its terms and conditions to the QIU as underwriter.

          (f)    Promptly after receipt by an indemnified party under subsection (a), (b) (c), (d) or (e) of this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under any such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof or otherwise has notice of any such action, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded, upon advice of counsel, that there may be defenses available to such indemnified party or parties which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of not more than one separate counsel (in addition to any local counsel) for the indemnified parties shall be borne by the indemnifying parties; and provided, further, that if indemnity is sought pursuant to Section 8(e) hereof, then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel), which shall be separate from its own counsel and that of the other indemnified parties for the QIU in its capacity as a "qualified independent underwriter" and all persons, if any, who control the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the QIU upon advice of its counsel, there may exist a conflict of interest between the QIU and the other indemnified parties. Any such separate counsel (x) for the Underwriters and such control persons of the Underwriters shall be designated by the Lead Managers, and (y) for the QIU and such control persons of the QIU shall be designated in writing by the QIU. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party. The indemnifying party or parties shall not be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding effected without its or their prior written consent, which consent may not be unreasonably withheld.

        9.     Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders (together with the Company, the "Sellers") and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers, any contribution received by the Sellers from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Sellers on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each of the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that Bear Stearns will not receive any additional benefits hereunder for serving as the QIU in connection with the Offering, except as provided in Section 8 of this Agreement. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any settlement of any losses, claims, damages, liabilities, or expenses under this Section 9 if such settlement was effected by the parties seeking contribution without the contributing party's prior written consent, which consent may not be unreasonably withheld. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint. The respective obligations of each Selling Stockholders to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares that they have sold hereunder and not joint.

        10.   Underwriter Default.

          (a)   If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares, if any, hereunder, and if the Firm Shares or Additional Shares, if any, with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by the Lead Managers pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, if any, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Stockholders that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Managers in their sole discretion shall make.

          (b)   In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, if any, as the case may be, the Lead Managers may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Managers do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, if any, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 12 and 13(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

          (c)   In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Managers or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

        11.   Default by Selling Stockholders.

          (a)   If any Selling Stockholder shall default in its or their obligation to sell and deliver any Shares at the Closing Date or Additional Closing Date, if any, and the remaining Selling Stockholders do not exercise the right, which is hereby granted, to increase (on a pro rata basis or otherwise) the number of Shares to be sold by them hereunder to the total number of Selling Stockholders' Shares to be sold by all Selling Stockholders on the Closing Date or to the total number of Additional Shares to be sold by all Selling Stockholders on the Additional Closing Date, as the case may be, then the Lead Managers may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9, 12 and 13 hereof shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

          (b)   In the event that such default occurs and the Company and Underwriters agree to proceed with the Offering, then the Underwriters may, at the option of the Lead Managers, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable; and in no event shall the Company be obligated to increase the number of Shares it is required to sell hereunder.

        12.   Survival of Representations and Agreements. All of the respective representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Stockholders submitted pursuant hereto, including the agreements contained in Sections 5 and 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or the Selling Stockholders, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and 2 and the agreements contained in Sections 5, 6, 8, 9, 12 and 13 through 19 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10, 11 or 13 hereof.

        13.   Effective Date of Agreement; Termination.

          (a)   This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          (b)   The Lead Managers shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares, if any, at any time prior to the Additional Closing Date, as the case may be, if, at or after the Applicable Time, (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Managers will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) a suspension or material limitation in trading in securities generally on Nasdaq shall have occurred; or (iii) a suspension or material limitation in trading in the Company's securities; or (iv) a banking moratorium has been declared by any federal or New York or Texas state authority or any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (v) any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; or (vi) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Managers, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, if any, as the case may be, on the terms and in the manner contemplated by the Prospectus.

          (c)   Any notice of termination pursuant to this Section 13 shall be in writing and otherwise comply with Section 14 hereof.

          (d)   If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Managers, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), reasonably incurred by the Underwriters in connection herewith.

        14.   Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

          (a)   if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o each of Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Transactions Group, and Wachovia Capital Markets, LLC, 375 Park Avenue, New York, New York 10152, Attention: Lear Beyer, Managing Director, Equity Syndicate, with a copy to Underwriter's Counsel at Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Marc D. Jaffe, Esq.;

          (b)   if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Alan J. Perkins, Esq.;

          (c)   if sent to the Selling Stockholders, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian c/o the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Alan J. Perkins, Esq. with copies to Gina E. Betts, Esq., Locke Liddell & Sapp LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201-6776 and Stephen C. Morton, Esq., Morton PLLC, 12222 Merit Drive, Suite 1270, Dallas, Texas 75251;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall be deemed given and delivered hereunder and shall take effect at the time of receipt thereof.

        15.   Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters and the Company, the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

        16.   Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of New York. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

        17.   The parties acknowledge and agree that, for purposes of Sections 1(b), 1(c), 1(d), and 8 hereof, the information provided by or on behalf of any Underwriter consists solely of the material included in the second sentence of the first paragraph on p. i with respect to the Underwriters only and in the first paragraph under the subcaption "Commission and Discounts" and under the subcaptions "Stabilization, Short Positions and Penalty Bids" and "Other Relationships" under the caption "Underwriting" in the Prospectus.

        18.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

        19.   Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        20.   Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

[signature page follows]

        If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,
HEELYS, INC.
By:
	Name:	Michael W. Hessong
	Title:	Vice President—Finance, Chief Financial Officer, Treasurer and Secretary
ATTORNEY-IN-FACT
By:
[ ] As Attorney-in-Fact acting on behalf of the Selling Stockholders named in Schedule I hereto

Accepted as of the date first above written
BEAR, STEARNS & CO. INC.
By:
Name:
Title:
WACHOVIA CAPITAL MARKETS, LLC
By:
Name:
Title:

On behalf of themselves and the other Underwriters named in Schedule I hereto.

SCHEDULE I

Name of Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Bear, Stearns & Co. Inc.
Wachovia Capital Markets, LLC
J.P. Morgan Securities Inc.
CIBC World Markets Corp.
Total	6,250,000	937,500

Name of Selling Stockholder	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
Roger R. Adams	815,656	307,925
Richard E. Middlekauff	441,501	87,807
Samuel B. Ligon	66,321	13,189
Capital Southwest Venture Corporation	1,591,790	—
Robert J. Ward	136,775	135,494
Michael F. Gaines	72,957	14,510
Michael G. Staffaroni	—	189,287
Michael W. Hessong	—	94,644
Charles D. Beery	—	94,644
Total	3,125,000	937,500

SCHEDULE II

Michael G. Staffaroni
Roger R. Adams
Michael W. Hessong
Charles D. Beery
Patrick F. Hamner
Richard E. Middlekauff
Samuel B. Ligon
William R. Thomas
James T. Kindley
Capital Southwest Venture Corporation

SCHEDULE III

Michael G. Staffaroni
Michael W. Hessong
Charles D. Beery

EXHIBIT A

Subsidiaries

Heeling Management Corp.

Heeling Holding Corporation

Heeling Sports Limited

EXHIBIT B

Form of Custody Agreement

EXHIBIT C

Form of Power of Attorney

ANNEX I

Form of Opinion of Company Counsel

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ANNEX II(a)

Form of Opinion of Gardere Wynne Sewell LLP, counsel to all of the Selling Stockholders except for Roger R. Adams and Capital Southwest Venture Corporation; provided that section (iv) of this Annex II(a) will be delivered by Gardere Wynne Sewell LLP for all
Selling Stockholders

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ANNEX II(b)

Form of Opinion of Locke Liddell & Sapp LLP, counsel to Capital Southwest Venture
Corporation, a Selling Stockholder

2

ANNEX II(c)

Form of Opinion of Morton PLLC, counsel to Roger R. Adams, a Selling Stockholder

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ANNEX III

Issuer Free Writing Prospectuses included in the Pricing Disclosure Package

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ANNEX IV

Form of Lock-Up Agreement

[Date]

Bear, Stearns & Co. Inc.
Wachovia Capital Markets, LLC
J.P. Morgan Securities Inc.
CIBC World Markets Corp.
           As Representatives of the several
           Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Transactions Group

HEELYS, Inc. Lock-Up Agreement

Ladies and Gentlemen:

        This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Heelys, Inc., a Delaware corporation (the "Company"), of its common stock, $0.001 par value (the "Stock").

        In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), Wachovia Capital Markets, LLC ("Wachovia", and together with Bear Stearns, the "Lead Managers"), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering filed with the Securities and Exchange Commission under Rule 424(b) under the Securities Act of 1933, as amended (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other security of the Company and any security convertible into, or exercisable or exchangeable for, any Stock or other such security.

        Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Managers waive, in writing, such extension. The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of

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the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

        Notwithstanding the foregoing, the undersigned may transfer any Relevant Security during the Lock-Up Period, without the prior written consent of the Lead Managers:

  (1)
  as a bona fide gift or gifts,

  (2)
  to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or

  (3)
  by will or intestate succession,

provided, however, it is a condition to any such transfer that the transferee (or trustee in the case of clause (2) above) execute an agreement stating that such transferee (or trustee) is receiving and holding the Relevant Security subject to the provisions of this Agreement and there shall be no further transfer of such Relevant Security except in accordance with the terms of the Agreement; provided, further, that in the case of any such transfer, no filing by any party under the 1933 Act or the 1934 Act is required in connection with such transfer (other than a filing on Form 5 made after the expiration of the Lock-Up Period in connection with a donation or transfer pursuant to clause (1)). For this purpose, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

        The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of the Lead Managers, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, successors and assigns of the undersigned from the date first above written.

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        This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,
By:

Print Name:

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